Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Stock Index Fund

(the “Fund”)

Supplement dated May 14, 2019, to the Fund’s Summary Prospectus and Prospectus

dated October 1, 2018, as supplemented and amended to date

At the April 29-30, 2019 meeting of the Board of Directors (the “Board”) of VALIC Company I (the “Company”), the Board approved an amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Fund. The Amendment revises the Sub-Advisory Agreement so that the fee payable with respect to the Fund will be based on the aggregate assets SunAmerica manages for the Fund and the VALIC Company I Growth Fund. No change was made to the sub-advisory fee rates payable by VALIC to SunAmerica with respect to the Fund. It is currently anticipated this change will become effective on or about September 30, 2019.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.